UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)          May 14, 2003
                                                               ------------


                              GRILL CONCEPTS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                     0-23226                   13-3319172
----------------------------        -------------          ---------------------
(State or other jurisdiction        (Commission            (IRS Employer Number)
       of incorporation               file number)


        11661 San Vicente Blvd., Suite 404, Los Angeles, California 90049
        -----------------------------------------------------------------
               (Address of principal executive offices)(Zip Code)


                                 (310) 820-5559
              -----------------------------------------------------
              (Registrant's telephone number, including area code)


         --------------------------------------------------------------
         (Former name and former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)   Exhibits

           Exhibit
           Number          Description
          ------           -----------

           99.1 Grill Concepts, Inc. quarterly earnings release for the quarter ended March 30, 2003

ITEM 9. INFORMATION FURNISHED UNDER ITEM 12 (RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

     The information contained in this Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216; 34-47583 (March 27,
2003).

     The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

     On May 14, 2003, Grill Concepts, Inc. issued an earnings release announcing its financial results for the three months ended March 30, 2003. A copy of the earnings release is attached as Exhibit 99.1.

     Exhibit 99.1 to the report contains a "non-GAAP financial measure" as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended. The non-GAAP financial measure covers systemwide sales. This non-GAAP financial measure is discussed below, including the most directly comparable financial measure calculated and presented in accordance with Generally Accepted Accounting Principles in the United States ("GAAP"), a reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure, and the reasons why the Company believes the presentation of the non-GAAP financial measure provides useful information to management and to investors. The non-GAAP financial measure should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP.

     On page 1 of the earnings release included in Exhibit 99.1, the Company indicated that systemwide sales were $17.3 million and $15.8 million for the three months ended March 30, 2003, and March 31, 2002, respectively. The most directly comparable financial measure calculated and presented in accordance with GAAP to the systemwide sales measure is "revenues" on the consolidated statements of earnings.

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     The following table reconciles the Company's total "revenues", prepared on the basis of GAAP, to total systemwide sales for the periods presented:



                                                                       THREE MONTHS ENDED
                                                                ---------------------------------
                                                                MARCH 30,               MARCH 31,
                                                                  2003                    2002
                                                               -----------             -----------
Total consolidated revenues                                    $11,922,000             $11,772,000
                                                               -----------             -----------

Managed restaurants sales                                        3,302,000               2,795,000
Licensed restaurants sales                                       2,295,000               1,447,000
     Less management and license fees                             (255,000)               (222,000)
                                                               -----------             -----------

Total systemwide sales                                         $17,264,000             $15,792,000
                                                               ===========             ===========

     The systemwide sales measure is useful to management and investors because it provides an indication of consumer spending in Grill Concepts' stores, a growing portion of which are licensed or managed. The systemwide sales measure is primarily used by the restaurant industry.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GRILL CONCEPTS, INC.

Dated: May 14, 2003
                                   By: /s/ Robert Spivak
                                      ------------------------
                                       Robert Spivak
                                       President


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